Exhibit 4.1

SEVENTH SUPPLEMENTAL INDENTURE

GILEAD SCIENCES, INC.

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS TRUSTEE

Seventh Supplemental Indenture

Dated as of September 21, 2017

Supplementing the Indenture

Dated as of March 30, 2011

Floating Rate Notes due September 2018

Floating Rate Notes due March 2019

Floating Rate Notes due September 2019

1.850% Senior Notes due 2019

SEVENTH SUPPLEMENTAL INDENTURE, dated as of September 21, 2017 (this “Seventh Supplemental Indenture”), between Gilead Sciences, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Trustee (herein called the “Trustee”);

RECITALS:

WHEREAS, the Company and the Trustee have heretofore executed and delivered an Indenture, dated as of March 30, 2011 (as heretofore supplemented, the “Base Indenture” and, together with this Seventh Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, Section 12.1 of the Base Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the form and terms of any series of Securities;

WHEREAS, Section 2.1 of the Base Indenture permits the form of Securities of any series to be established in an indenture supplemental to the Base Indenture;

WHEREAS, Section 3.1 of the Base Indenture permits certain terms of any series of Securities to be established pursuant to an indenture supplemental to the Base Indenture;

WHEREAS, pursuant to Sections 2.1 and 3.1 of the Base Indenture, the Company desires to provide for the establishment of four new series of Securities under the Base Indenture, the form and substance of such Securities and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Seventh Supplemental Indenture; and

WHEREAS, all things necessary to make this Seventh Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, for and in consideration of the foregoing and the purchase of the Securities of four new series established by this Seventh Supplemental Indenture by the holders thereof (the “Holders”), it is mutually agreed, for the equal and proportionate benefit of all such Holders, as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01         Relation to Base Indenture. This Seventh Supplemental Indenture constitutes a part of the Base Indenture (the provisions of which, as modified by this Seventh Supplemental Indenture, shall apply to each series of Notes (as defined in Section 5.01(a))) in respect of such series of Notes but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

Section 1.02         Definitions.  For all purposes of this Seventh Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.02 have the respective meanings assigned hereto in this Section 1.02 and (ii) which are defined in the Base Indenture (and which are not defined in this Section 1.02) have the respective meanings assigned thereto in the Base Indenture.  For all purposes of this Seventh Supplemental Indenture:

(a)           Unless the context otherwise requires, any reference to an Article or Section refers to an Article or Section, as the case may be, of this Seventh Supplemental Indenture;

(b)           The words “herein,” “hereof” and “hereunder” and words of similar import refer to this Seventh Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision;

(c)           Headings are for convenience of reference only and do not affect interpretations; and

(d)           The terms defined in this Section 1.02(d) have the meanings assigned to them in this Section and include the plural as well as the singular:

“Acquisition” means (i) the tender offer by the Company and Dodgers Merger Sub to purchase all of the outstanding shares of common stock, par value $0.001 per share, of Kite Pharma, as such tender offer may be amended from time to time, and (ii) the subsequent merger following the consummation of the tender offer, of Dodgers Merger Sub with and into Kite Pharma pursuant to Section 251(h) of the Delaware General Corporation Law, with Kite Pharma surviving the merger as a wholly owned subsidiary of the Company.

“Calculation Agent” means Wells Fargo Bank, National Association, in its capacity as calculation agent for the Notes under a Calculation Agent Agreement between the Company and Wells Fargo Bank, National Association, dated the date hereof.

“Dodgers Merger Sub” means Dodgers Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

“Interest Determination Date” means, with respect to a series of Floating Rate Notes, for each Interest Reset Date, the second LIBOR Business Day preceding such Interest Reset Date.

“Interest Period” means, with respect to a series of Floating Rate Notes, the period beginning on, and including, an interest payment date and ending on, but not including, the following interest payment date; provided that the first Interest Period shall begin on September 21, 2017, and shall end on, but not include, the first interest payment date.

“Interest Reset Date” means, with respect to a series of Floating Rate Notes, for each Interest Period, other than the first Interest Period, the first day of such Interest Period.

“Kite Pharma” means Kite Pharma, Inc., a Delaware corporation.

“LIBOR Business Day” means any day other than a Saturday or Sunday, which is not a day on which banking institutions in London are authorized or required by law, regulation or executive order to close.

“Merger Agreement” means the Agreement and Plan of Merger among Kite Pharma, the Company and Dodgers Merger Sub, dated as of August 27, 2017, as it may be amended from time to time.

“Notes” has the meaning set forth in Section 5.01(a).

“Special Mandatory Redemption Date” means the date that is the earlier to occur of: (i) April 26, 2018, if the Acquisition has not been consummated on or prior to March 27, 2018, and (ii) the 30th day (of if such day is not a Business Day, the first Business Day thereafter) following the termination of the Merger Agreement for any reason.

“Special Mandatory Redemption Notice” has the meaning set forth in Section 8.03.

“Special Mandatory Redemption Price” has the meaning set forth in Section 8.02.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE SEPTEMBER 2018 FLOATING RATE NOTES

Section 2.01         Terms of the September 2018 Floating Rate Notes.  Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)           Designation.  There is hereby authorized and established a new series of  Securities under the Base Indenture, known and designated as the “Floating Rate Notes due September 2018” (the “September 2018 Floating Rate Notes”) of the Company.  This series of September 2018 Floating Rate Notes is unlimited in aggregate principal amount.  The initial aggregate principal amount of the September 2018 Floating Rate Notes to be issued under this Seventh Supplemental Indenture shall be $750,000,000.  Any additional amounts of the September 2018 Floating Rate Notes to be issued shall be set forth in a Company Order.

(b)           Form and Denominations.  The September 2018 Floating Rate Notes will be issued only in fully registered form, and the authorized denominations of the September 2018 Floating Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The September 2018 Floating Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit A attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.  The September 2018 Floating Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)           Maturity Date.  The Stated Maturity of principal for the September 2018 Floating Rate Notes shall be payable in full on September 20, 2018 (the “September 2018 Floating Rate Notes Maturity Date”).

(d)           Interest.  Interest payable on any September 2018 Floating Rate Notes Interest Payment Date (as defined below), the September 2018 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, shall be the amount accrued from, and including, the immediately preceding September 2018 Floating Rate Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 21, 2017 if no interest has been paid or duly provided for with respect to the September 2018 Floating Rate Notes) to but excluding such September 2018 Floating Rate Notes Interest Payment Date, September 2018 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, as the case may be (each, a “September 2018 Floating Rate Notes Interest Period”).  The September 2018 Floating Rate Notes will bear interest at the rate set forth below from the original issue date thereof to the September 2018 Floating Rate Notes Maturity Date.  Interest on the September 2018 Floating Rate Notes shall be payable quarterly in arrears on March 20, June 20, September 20 and December 20 of each year, beginning on December 20, 2017 (each such date, a “September 2018 Floating Rate Notes Interest Payment Date”).  The amount of interest payable for any September 2018 Floating Rate Notes Interest Period will be computed on the basis of a 360-day year and the actual number of days elapsed in the period.  In the event any September 2018 Floating Rate Notes Interest Payment Date on or before the September 2018 Floating Rate Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day; provided, however, that if that Business Day is in the immediately succeeding calendar month, then the applicable September 2018 Floating Rate Notes Interest Payment Date will be the immediately preceding Business Day.

In the event the September 2018 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the September 2018 Floating Rate Notes Maturity Date or Special Mandatory Redemption Date, as applicable, for such September 2018 Floating Rate Note).  Interest due on the September 2018 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, in each case, (whether or not a September 2018 Floating Rate Notes Interest Payment Date) will be paid to the Person to whom principal of such September 2018 Floating Rate Notes is payable.

The interest rate for the first September 2018 Floating Rate Notes Interest Period shall be the Three Month LIBOR (as defined below), as determined on September 19, 2017, plus 0.170%. The interest rate for each September 2018 Floating Rate Notes Interest Period after the first September 2018 Floating Rate Notes Interest Period will be the Three Month LIBOR, as determined on the applicable Interest Determination Date, plus 0.170%. The interest rate for the September 2018 Floating Rate Notes shall be reset quarterly on each Interest Reset Date.

The Calculation Agent shall determine the Three Month LIBOR in accordance with the following provisions: with respect to any Interest Determination Date, the “Three Month LIBOR” shall be the rate fixed in the London interbank market for three-month U.S. dollar deposits by ICE Benchmark Administration Limited (“ICE”) (or such other entity assuming the responsibility of ICE in calculating the London Inter-Bank Offered Rate in the event that ICE no longer does so), as such rate appears: (i) on the Bloomberg Screen BBAM Page (or any successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m., London time, on such Interest Determination Date. If the Three Month LIBOR does not appear on such information systems, the Three Month LIBOR, in respect of such Interest Determination Date, shall be determined as follows: the Company shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major reference banks in New York City selected by the Company for loans in U.S. dollars to leading European banks, as selected by the Company, having a three-month maturity and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, if the Company requests quotations from banks that are not providing quotations in the manner described by this sentence, the Three Month LIBOR determined as of such Interest Determination Date shall be the Three Month LIBOR in effect on the immediately previous Interest Determination Date.

All percentages resulting from any calculation of any interest rate for the September 2018 Floating Rate Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all U.S. dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate on the September 2018 Floating Rate Notes by the Calculation Agent shall (in the absence of manifest error) be final and binding on the holders of the September 2018 Floating Rate Notes and the Company.

(e)           Sinking Fund; Holder Repurchase Right.  The September 2018 Floating Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)            Forms.  The September 2018 Floating Rate Notes shall be substantially in the form of Exhibit A attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)           Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the September 2018 Floating Rate Notes.

(h)           Defeasance.  Until the September 2018 Floating Rate Notes Maturity Date, the September 2018 Floating Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)             Further Issues.  The Company may from time to time, without the consent of the Holders of September 2018 Floating Rate Notes, issue additional September 2018 Floating Rate Notes.  Any such additional September 2018 Floating Rate Notes will have the same ranking, interest rate, maturity date and other terms as the September 2018 Floating Rate Notes.  Any such additional September 2018 Floating Rate Notes, together with the September 2018 Floating Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

ARTICLE 3

GENERAL TERMS AND CONDITIONS OF THE MARCH 2019 FLOATING RATE NOTES

Section 3.01         Terms of the March 2019 Floating Rate Notes.  Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)           Designation.  There is hereby authorized and established a new series of  Securities under the Base Indenture, known and designated as the “Floating Rate Notes due March 2019” (the “March 2019 Floating Rate Notes”) of the Company.  This series of March 2019 Floating Rate Notes is unlimited in aggregate principal amount.  The initial aggregate principal amount of the March 2019 Floating Rate Notes to be issued under this Seventh Supplemental Indenture shall be $750,000,000.  Any additional amounts of the March 2019 Floating Rate Notes to be issued shall be set forth in a Company Order.

(b)           Form and Denominations.  The March 2019 Floating Rate Notes will be issued only in fully registered form, and the authorized denominations of the March 2019 Floating Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The March 2019 Floating Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit B attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.  The March 2019 Floating Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)           Maturity Date.  The Stated Maturity of principal for the March 2019 Floating Rate Notes shall be payable in full on March 20, 2019 (the “March 2019 Floating Rate Notes Maturity Date”).

(d)           Interest.  Interest payable on any March 2019 Floating Rate Notes Interest Payment Date (as defined below), the March 2019 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, shall be the amount accrued from, and including, the immediately preceding March 2019 Floating Rate Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 21, 2017 if no interest has been paid or duly provided for with respect to the March 2019 Floating Rate Notes) to but excluding such March 2019 Floating Rate Notes Interest Payment Date, March 2019 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, as the case may be (each, a “March 2019 Floating Rate Notes Interest Period”).  The March 2019 Floating Rate Notes will bear interest at the rate set forth below from the original issue date thereof to the March 2019 Floating Rate Notes Maturity Date.  Interest on the March 2019 Floating Rate Notes shall be payable quarterly in arrears on March 20, June 20, September 20 and December 20 of each year, beginning on December 20, 2017 (each such date, a “March 2019 Floating Rate Notes Interest Payment Date”).  The amount of interest payable for any March 2019 Floating Rate Notes Interest Period will be computed on the basis of a 360-day year and the actual number of days elapsed in the period.  In the event any March 2019 Floating Rate Notes Interest Payment Date on or before the March 2019 Floating Rate Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day; provided, however, that if that Business Day is in the immediately succeeding calendar month, then the applicable March 2019 Floating Rate Notes Interest Payment Date will be the immediately preceding Business Day.

In the event the March 2019 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the March 2019 Floating Rate Notes Maturity Date or Special Mandatory Redemption Date, as applicable, for such March 2019 Floating Rate Note).  Interest due on the March 2019 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, in each case, (whether or not a March 2019 Floating Rate Notes Interest Payment Date) will be paid to the Person to whom principal of such March 2019 Floating Rate Notes is payable.

The interest rate for the first March 2019 Floating Rate Notes Interest Period shall be the Three Month LIBOR (as defined below), as determined on September 19, 2017, plus 0.220%. The interest rate for each March 2019 Floating Rate Notes Interest Period after the first March 2019 Floating Rate Notes Interest Period will be the Three Month LIBOR, as determined on the applicable Interest Determination Date, plus 0.220%. The interest rate for the March 2019 Floating Rate Notes shall be reset quarterly on each Interest Reset Date.

The Calculation Agent shall determine the Three Month LIBOR in accordance with the following provisions: with respect to any Interest Determination Date, the “Three Month LIBOR” shall be the rate fixed in the London interbank market for three-month U.S. dollar deposits by ICE Benchmark Administration Limited (“ICE”) (or such other entity assuming the responsibility of ICE in calculating the London Inter-Bank Offered Rate in the event that ICE no longer does so), as such rate appears: (i) on the Bloomberg Screen BBAM Page (or any successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m., London time, on such Interest Determination Date. If the Three Month LIBOR does not appear on such information systems, the Three Month LIBOR, in respect of such Interest Determination Date, shall be determined as follows: the Company shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major reference banks in New York City selected by the Company for loans in U.S. dollars to leading European banks,  as selected by the Company, having a three-month maturity and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, if the Company requests quotations from banks that are not providing quotations in the manner described by this sentence, the Three Month LIBOR determined as of such Interest Determination Date shall be the Three Month LIBOR in effect on the immediately previous Interest Determination Date.

All percentages resulting from any calculation of any interest rate for the March 2019 Floating Rate Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all U.S. dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate on the March 2019 Floating Rate Notes by the Calculation Agent shall (in the absence of manifest error) be final and binding on the holders of the March 2019 Floating Rate Notes and the Company.

(e)           Sinking Fund; Holder Repurchase Right.  The March 2019 Floating Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)            Forms.  The March 2019 Floating Rate Notes shall be substantially in the form of Exhibit B attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)           Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the March 2019 Floating Rate Notes.

(h)           Defeasance.  Until the March 2019 Floating Rate Notes Maturity Date, the March 2019 Floating Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)             Further Issues.  The Company may from time to time, without the consent of the Holders of March 2019 Floating Rate Notes, issue additional March 2019 Floating Rate Notes.  Any such additional March 2019 Floating Rate Notes will have the same ranking, interest rate, maturity date and other terms as the March 2019 Floating Rate Notes.  Any such additional

March 2019 Floating Rate Notes, together with the March 2019 Floating Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

ARTICLE 4

GENERAL TERMS AND CONDITIONS OF THE SEPTEMBER 2019 FLOATING RATE NOTES

Section 4.01         Terms of the September 2019 Floating Rate Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)           Designation.  There is hereby authorized and established a new series of  Securities under the Base Indenture, known and designated as the “Floating Rate Notes due September 2019” (the “September 2019 Floating Rate Notes” and, together with the September 2018 Floating Rate Notes and the March 2019 Floating Rate Notes, the “Floating Rate Notes”) of the Company.  This series of September 2019 Floating Rate Notes is unlimited in aggregate principal amount.  The initial aggregate principal amount of the September 2019 Floating Rate Notes to be issued under this Seventh Supplemental Indenture shall be $500,000,000.  Any additional amounts of the September 2019 Floating Rate Notes to be issued shall be set forth in a Company Order.

(b)           Form and Denominations.  The September 2019 Floating Rate Notes will be issued only in fully registered form, and the authorized denominations of the September 2019 Floating Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The September 2019 Floating Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit C attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.  The September 2019 Floating Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)           Maturity Date.  The Stated Maturity of principal for the September 2019 Floating Rate Notes shall be payable in full on September 20, 2019 (the “September 2019 Floating Rate Notes Maturity Date”).

(d)           Interest.  Interest payable on any September 2019 Floating Rate Notes Interest Payment Date (as defined below), the September 2019 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, shall be the amount accrued from, and including, the immediately preceding September 2019 Floating Rate Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 21, 2017 if no interest has been paid or duly provided for with respect to the September 2019 Floating Rate Notes) to but excluding such September 2019 Floating Rate Notes Interest Payment Date, September 2019 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, as the case may be (each, a “September 2019 Floating Rate Notes Interest Period”).  The September 2019 Floating Rate Notes will bear interest at the rate set forth below from the original issue date thereof to the September 2019 Floating Rate Notes Maturity Date.  Interest on the September

2019 Floating Rate Notes shall be payable quarterly in arrears on March 20, June 20, September 20 and December 20 of each year, beginning on December 20, 2017 (each such date, a “September 2019 Floating Rate Notes Interest Payment Date”).  The amount of interest payable for any September 2019 Floating Rate Notes Interest Period will be computed on the basis of a 360-day year and the actual number of days elapsed in the period.  In the event any September 2019 Floating Rate Notes Interest Payment Date on or before the September 2019 Floating Rate Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day; provided, however, that if that Business Day is in the immediately succeeding calendar month, then the applicable September 2019 Floating Rate Notes Interest Payment Date will be the immediately preceding Business Day.

In the event the September 2019 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the September 2019 Floating Rate Notes Maturity Date or Special Mandatory Redemption Date, as applicable, for such September 2019 Floating Rate Note).  Interest due on the September 2019 Floating Rate Notes Maturity Date or, if applicable, the Special Mandatory Redemption Date, in each case, (whether or not a September 2019 Floating Rate Notes Interest Payment Date) will be paid to the Person to whom principal of such September 2019 Floating Rate Notes is payable.

The interest rate for the first September 2019 Floating Rate Notes Interest Period shall be the Three Month LIBOR (as defined below), as determined on September 19, 2017, plus 0.250%. The interest rate for each September 2019 Floating Rate Notes Interest Period after the first September 2019 Floating Rate Notes Interest Period will be the Three Month LIBOR, as determined on the applicable Interest Determination Date, plus 0.250%. The interest rate for the September 2019 Floating Rate Notes shall be reset quarterly on each Interest Reset Date.

The Calculation Agent shall determine the Three Month LIBOR in accordance with the following provisions: with respect to any Interest Determination Date, the “Three Month LIBOR” shall be the rate fixed in the London interbank market for three-month U.S. dollar deposits by ICE Benchmark Administration Limited (“ICE”) (or such other entity assuming the responsibility of ICE in calculating the London Inter-Bank Offered Rate in the event that ICE no longer does so), as such rate appears: (i) on the Bloomberg Screen BBAM Page (or any successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m., London time, on such Interest Determination Date. If the Three Month LIBOR does not appear on such information systems, the Three Month LIBOR, in respect of such Interest Determination Date, shall be determined as follows: the Company shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major reference banks in New York City selected by the Company for loans in U.S. dollars to leading European banks, as selected by the Company, having a three-month maturity and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, if the Company requests quotations from banks that are not providing quotations in the manner described by this sentence, the Three Month LIBOR determined as of such Interest Determination Date shall be the Three Month LIBOR in effect on the immediately previous Interest Determination Date.

All percentages resulting from any calculation of any interest rate for the September 2019 Floating Rate Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all U.S. dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate on the September 2019 Floating Rate Notes by the Calculation Agent shall (in the absence of manifest error) be final and binding on the holders of the September 2019 Floating Rate Notes and the Company.

(e)           Sinking Fund; Holder Repurchase Right.  The September 2019 Floating Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)            Forms.  The September 2019 Floating Rate Notes shall be substantially in the form of Exhibit C attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)           Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the September 2019 Floating Rate Notes.

(h)           Defeasance.  Until the September 2019 Floating Rate Notes Maturity Date, the September 2019 Floating Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)            Further Issues.  The Company may from time to time, without the consent of the Holders of September 2019 Floating Rate Notes, issue additional September 2019 Floating Rate Notes.  Any such additional September 2019 Floating Rate Notes will have the same ranking, interest rate, maturity date and other terms as the September 2019 Floating Rate Notes.  Any such additional September 2019 Floating Rate Notes, together with the September 2019 Floating Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

ARTICLE 5
GENERAL TERMS AND CONDITIONS OF THE 2019 FIXED RATE NOTES

Section 5.01                            Terms of the 2019 Fixed Rate Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)                                 Designation.  There is hereby authorized and established a new series of  Securities under the Base Indenture, known and designated as the “1.850% Senior Notes due 2019” (the “2019 Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”) of the Company.  This series of 2019 Fixed Rate Notes is unlimited in aggregate principal amount.  The initial aggregate principal amount of the 2019 Fixed Rate Notes to be issued under this Seventh Supplemental Indenture shall be $1,000,000,000.  Any additional amounts of the 2019 Fixed Rate Notes to be issued shall be set forth in a Company Order.

(b)                                 Form and Denominations.  The 2019 Fixed Rate Notes will be issued only in fully registered form, and the authorized denominations of the 2019 Fixed Rate Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2019 Fixed Rate Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit D attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.  The 2019 Fixed Rate Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)                                  Maturity Date.  The Stated Maturity of principal for the 2019 Fixed Rate Notes shall be payable in full on September 20, 2019 (the “2019 Fixed Rate Notes Maturity Date”).

(d)                                 Interest.  Interest payable on any 2019 Fixed Rate Notes Interest Payment Date (as defined below), the 2019 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture) or the Special Mandatory Redemption Date, shall be the amount accrued from, and including, the immediately preceding 2019 Fixed Rate Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 21, 2017 if no interest has been paid or duly provided for with respect to the 2019 Fixed Rate Notes) to but excluding such 2019 Fixed Rate Notes Interest Payment Date, 2019 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date, or the Special Mandatory Redemption Date, as the case may be (each, a “2019 Fixed Rate Notes Interest Period”).  The 2019 Fixed Rate Notes will bear interest at the rate of 1.850% per year from the original issue date thereof to the 2019 Fixed Rate Notes Maturity Date.  Interest on the 2019 Fixed Rate Notes shall be payable semi-annually in arrears on March 20 and September 20 of each year, beginning on March 20, 2018 (each such date, a “2019 Fixed Rate Notes Interest Payment Date”).  The amount of interest payable for any semi-annual 2019 Fixed Rate Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.  In the event any 2019 Fixed Rate Notes Interest Payment Date on or before the 2019 Fixed Rate Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2019 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date or the Special Mandatory Redemption Date, falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2019 Fixed Rate Notes Maturity Date or Special Mandatory Redemption Date, as applicable, for such 2019 Fixed Rate Note).  Interest due on the 2019 Fixed Rate Notes Maturity Date or, if applicable, the Redemption Date or the Special Mandatory Redemption Date, in each case, (whether or not a 2019 Fixed Rate Notes Interest Payment Date) will be paid to the Person to whom principal of such 2019 Fixed Rate Notes is payable.

(e)                                  Sinking Fund; Holder Repurchase Right.  The 2019 Fixed Rate Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)                                   Forms.  The 2019 Fixed Rate Notes shall be substantially in the form of Exhibit D attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)                                  Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2019 Fixed Rate Notes.

(h)                                 Defeasance.  Until the 2019 Fixed Rate Notes Maturity Date, the 2019 Fixed Rate Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)                                     Further Issues.  The Company may from time to time, without the consent of the Holders of 2019 Fixed Rate Notes, issue additional 2019 Fixed Rate Notes.  Any such additional 2019 Fixed Rate Notes will have the same ranking, interest rate, maturity date and other terms as the 2019 Fixed Rate Notes.  Any such additional 2019 Fixed Rate Notes, together with the 2019 Fixed Rate Notes herein provided for, will constitute a single series of Securities under the Indenture.

ARTICLE 6

COVENANTS

Section 6.01                            Exempted Liens and Sale and Leaseback Transactions.  Section 5.4 of the Base Indenture is eliminated in its entirety and replaced, solely insofar as it relates to the Securities issued pursuant to this Seventh Supplemental Indenture on and after the date of this Seventh Supplemental Indenture:

“Section 5.4                              Exempted Liens and Sale and Leaseback Transactions.  Notwithstanding the restrictions described in Sections 5.2 and 5.3 above, the Corporation or any Restricted Subsidiary may create or assume any Liens not otherwise permitted under Section 5.2 or enter into any Sale and Leaseback Transactions not otherwise permitted under Section

5.3, if the sum of the following does not exceed 20% of Consolidated Net Tangible Assets:

(i)                                     the outstanding Indebtedness secured by such Liens (not including any Liens permitted under Section 5.2 above which amount does not include any Liens permitted under the provisions of this Section 5.4); plus

(ii)                                  all Attributable Debt in respect of such Sale and Leaseback Transactions entered into (not including any Sale and Leaseback Transactions permitted under Section 5.3 which amount does not include any Sale and Leaseback Transactions permitted under the provisions of this Section 5.4), measured, in each case, at the time such Lien is incurred or any such Sale and Leaseback Transaction is entered into by the Corporation or such Restricted Subsidiary.”

ARTICLE 7

EVENTS OF DEFAULT

Section 7.01                            Events of Default.  Pursuant to Section 7.1 of the Base Indenture, the term “Event of Default” with respect to each series of Notes shall include, in addition to those otherwise set forth in Section 7.1 of the Base Indenture, the following: the occurrence with respect to any Debt of the Company individually or in the aggregate in excess of $150,000,000 of (a) an event of default that results in such Debt becoming due and payable prior to its scheduled maturity (after giving effect to any applicable grace period) or (b) the failure to make any payment when due (including any applicable grace period) which results in the acceleration of the maturity of such Debt, in each case without such acceleration having been rescinded, annulled or otherwise cured.

ARTICLE 8

REDEMPTION OF THE NOTES

Section 8.01                            Optional Redemption by Company.  The 2019 Fixed Rate Notes may be redeemed at the option of the Company on the terms and conditions set forth in the form of Note as set forth as Exhibit D.  None of the Floating Rate Notes may be redeemed at the option of the Company, in whole or in part, prior to their respective maturity dates.

Section 8.02                            Special Mandatory Redemption by the Company.  If for any reason (i) the Acquisition is not consummated on or prior to March 27, 2018 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Notes on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

Section 8.03                            Special Mandatory Redemption Procedures.

(a)                                 Notice of redemption pursuant to Section 8.02 (a “Special Mandatory Redemption Notice”) shall be given by the Company, or by the Trustee on the Company’s behalf and at the Company’s sole expense, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering redemption to each Holder of Notes at such Holder’s address as such address shall appear in the records of the Registrar or in accordance with applicable Depositary procedures.

A Special Mandatory Redemption Notices shall state:

(i)                                     the Special Mandatory Redemption Date;

(ii)                                  the Special Mandatory Redemption Price for each series of Notes;

(iii)                               that on the Special Mandatory Redemption Date, the Special Mandatory Redemption Price will become due and payable with respect to each Note;

(iv)                              the place or places of payment where the Notes are to be surrendered for payment of the Special Mandatory Redemption Price;

(v)                                 the CUSIP or ISIN numbers of the Notes, if any (or any other numbers used by the Depositary to identify the Notes); and

(vi)                              if funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or with a Paying Agent on or before such Special Mandatory Redemption Date, that such Notes shall cease to bear interest on and after such Special Mandatory Redemption Date.

(b)                                 On or prior to 11:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money in the Currency in which the Notes are denominated sufficient to pay the Special Mandatory Redemption Price of the Notes that are to be redeemed on that date.

(c)                                  Each Special Mandatory Redemption Notice having been given as aforesaid, the Notes shall, on the Special Mandatory Redemption Date, become due and payable at the Special Mandatory Redemption Price therein specified.  If funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or with the Paying Agent on or before such Special Mandatory Redemption Date, the Notes shall cease to bear interest on and after such Special Mandatory Redemption Date (unless the Company shall default on the payment of the Special Mandatory Redemption Price).  Upon surrender of any Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Special Mandatory Redemption Price; provided, however, that installments of interest on Notes for which the relevant Interest Payment Date is on or prior to the Special Mandatory Redemption Date shall be due and payable to the Holders of such Notes as of the close of business on the relevant Regular Record Date.

(d)                                 If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Special Mandatory Redemption Date at the rate prescribed therefor in the Note.

ARTICLE 9

CHANGE OF CONTROL

Section 9.01                            Offer to Purchase Upon Change of Control Triggering Event.  Upon the occurrence of a Change of Control Triggering Event (as defined in the form of Note set forth as Exhibit A, Exhibit B, Exhibit C or Exhibit D, as applicable), except with respect to any 2019 Fixed Rate Notes for which the Company has exercised its option to redeem the Notes of such series in full pursuant to Section 8.01, or unless the Company has been required to redeem the Notes in full pursuant to Section 8.02, the Company shall be required to make an offer to each Holder of the applicable series of Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s applicable series of Notes on the terms and conditions set forth in the form of Note set forth as Exhibit A, Exhibit B, Exhibit C or Exhibit D, as applicable.

ARTICLE 10

MISCELLANEOUS

Section 10.01                     Relationship to Existing Base Indenture.  This Seventh Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture.  The Base Indenture, as supplemented and amended by this Seventh Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to each series of Notes, the Base Indenture, as supplemented and amended by this Seventh Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 10.02                     Modification of the Existing Base Indenture.  Except as expressly modified by this Seventh Supplemental Indenture, the provisions of the Base Indenture shall govern the terms and conditions of each series of Notes.

Section 10.03                     Governing Law.  This Seventh Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 10.04                     Counterparts.  This Seventh Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.05                     Trustee Makes No Representation.  The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Seventh Supplemental Indenture (except for its execution thereof and its certificates of authentication of any series of Notes).

Section 10.06                     Separability.  In case any provision in the Base Indenture, this Seventh Supplemental Indenture or any series of Notes shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed and attested all as of the day and year first above written.

Date: September 21, 2017

GILEAD SCIENCES, INC.,
as Issuer

By:	/s/ Robin L. Washington
	Name:	Robin L. Washington
	Title:	Executive Vice President and Chief Financial Officer

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Yana Kislenko
	Name:	Yana Kislenko
	Title:	Vice President

[Signature Page to Seventh Supplemental Indenture]

EXHIBIT A
FORM OF SEPTEMBER 2018 FLOATING RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No.	CUSIP NO. 375558 BN2
$

Interest.  Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of               DOLLARS ($         ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 20, 2018 and to pay interest thereon from September 21, 2017 or from the most recent September 2018 Floating Rate Notes Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 20, June 20, September 20 and December 20 in each year, commencing December 20, 2017 at the interest rate set forth below, until the principal hereof is paid or made available for payment.  The amount of interest payable for any period will be computed on the basis of a 360-day year and the actual number of days elapsed in the period.

The interest rate for the first September 2018 Floating Rate Notes Interest Period shall be the Three Month LIBOR (as defined below), as determined on September 19, 2017, plus 0.170%. The interest rate for each 2018 Floating Rate Notes Interest Period after the first 2018

Floating Rate Notes Interest Period will be the Three Month LIBOR, as determined on the applicable Interest Determination Date, plus 0.170%. The interest rate for the September 2018 Floating Rate Notes shall be reset quarterly on each September 2019 Floating Rate Notes Interest Reset Date.

The interest rate shall be reset quarterly on each Interest Reset Date. Wells Fargo Bank, National Association (herein called the “Calculation Agent”) shall determine the Three Month LIBOR in accordance with the following provisions: with respect to any Interest Determination Date, the “Three Month LIBOR” shall be the rate fixed in the London interbank market for three-month U.S. dollar deposits by ICE Benchmark Administration Limited (“ICE”) (or such other entity assuming the responsibility of ICE in calculating the London Inter-Bank Offered Rate in the event that ICE no longer does so), as such rate appears: (i) on the Bloomberg Screen BBAM Page (or any successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m., London time, on such Interest Determination Date. If the Three Month LIBOR does not appear on such information systems, the Three Month LIBOR, in respect of such Interest Determination Date, shall be determined as follows: the Company shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major reference banks in New York City selected by the Company for loans in U.S. dollars to leading European banks, as selected by the Company, having a three-month maturity and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, if the Company requests quotations from banks that are not providing quotations in the manner described by this sentence, the Three Month LIBOR determined as of such Interest Determination Date shall be the Three Month LIBOR in effect on the immediately previous Interest Determination Date.

All percentages resulting from any calculation of any interest rate for this Security shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all U.S. dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate by the Calculation Agent shall (in the absence of manifest error) be final and binding on the Holders of Securities of this series and the Company.

Method of Payment.  The interest so payable, and punctually paid or duly provided for, on any September 2018 Floating Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the day that is 15 days prior to the preceding September 2018 Floating Rate Notes Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication.  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global September 2018 Floating Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF SEPTEMBER 2018 FLOATING RATE NOTE]

Indenture.  This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Seventh Supplemental Indenture dated as of September 21, 2017 (herein called the “Seventh Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $750,000,000.  The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

No Optional Redemption.  The Securities of this series are not subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to their Stated Maturity.

Special Mandatory Redemption.  If for any reason (i) the Acquisition is not consummated on or prior to March 27, 2018 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities of this series on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

Change of Control.  If a Change of Control Triggering Event occurs, unless the Company has redeemed the Securities as described in “Special Mandatory Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein.  In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control

Payment Date”), pursuant to the procedures required herein and described in such notice.  The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)  accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b)  deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c)  deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)           the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)           the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)           the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)           the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or  S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security.  This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies.  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the

Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners.  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous.  The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and                                hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE:  The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE:  Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

FORM OF MARCH 2019 FLOATING RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No.	CUSIP NO. 375558 BP7
$

Interest.  Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of               DOLLARS ($         ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on March 20, 2019 and to pay interest thereon from September 21, 2017 or from the most recent March 2019 Floating Rate Notes Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 20, June 20, September 20 and December 20 in each year, commencing December 20, 2017 at the interest rate set forth below, until the principal hereof is paid or made available for payment.  The amount of interest payable for any period will be computed on the basis of a 360-day year and the actual number of days elapsed in the period.

The interest rate for the first March 2019 Floating Rate Notes Interest Period shall be the Three Month LIBOR (as defined below), as determined on September 19, 2017, plus 0.220%. The interest rate for each March 2019 Floating Rate Notes Interest Period after the first March 2019 Floating Rate Notes Interest Period will be the Three Month LIBOR, as determined on the applicable Interest Determination Date, plus 0.220%. The interest rate for the March 2019 Floating Rate Notes shall be reset quarterly on each Interest Reset Date.

The interest rate shall be reset quarterly on each Interest Reset Date. Wells Fargo Bank, National Association (herein called the “Calculation Agent”) shall determine the Three Month LIBOR in accordance with the following provisions: with respect to any Interest Determination Date, the “Three Month LIBOR” shall be the rate fixed in the London interbank market for three-month U.S. dollar deposits by ICE Benchmark Administration Limited (“ICE”) (or such other entity assuming the responsibility of ICE in calculating the London Inter-Bank Offered Rate in the event that ICE no longer does so), as such rate appears: (i) on the Bloomberg Screen BBAM Page (or any successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m., London time, on such Interest Determination Date. If the Three Month LIBOR does not appear on such information systems, the Three Month LIBOR, in respect of such Interest Determination Date, shall be determined as follows: the Company shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major reference banks in New York City selected by the Company for loans in U.S. dollars to leading European banks, as selected by the Company, having a three-month maturity and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, if the Company requests quotations from banks that are not providing quotations in the manner described by this sentence, the Three Month LIBOR determined as of such Interest Determination Date shall be the Three Month LIBOR in effect on the immediately previous Interest Determination Date.

All percentages resulting from any calculation of any interest rate for this Security shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all U.S. dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate by the Calculation Agent shall (in the absence of manifest error) be final and binding on the Holders of Securities of this series and the Company.

Method of Payment.  The interest so payable, and punctually paid or duly provided for, on any March 2019 Floating Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the Regular Record Date for such interest, which shall be the day that is 15 days prior to the preceding March 2019 Floating Rate Notes Interest Payment Date (whether or not a

Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication.  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global March 2019 Floating Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF MARCH 2019 FLOATING RATE NOTE]

Indenture.  This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Seventh Supplemental Indenture dated as of September 21, 2017 (herein called the “Seventh Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $750,000,000.  The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

No Optional Redemption.  The Securities of this series are not subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to their Stated Maturity.

Special Mandatory Redemption.  If for any reason (i) the Acquisition is not consummated on or prior to March 27, 2018 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities of this series on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

Change of Control.  If a Change of Control Triggering Event occurs, unless the Company has redeemed the Securities as described in “Special Mandatory Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein.  In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control

Payment Date”), pursuant to the procedures required herein and described in such notice.  The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)  accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b)  deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c)  deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)           the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)           the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)           the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)           the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or  S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security.  This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies.  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the

Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners.  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous.  The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and                                hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE:  The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE:  Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

FORM OF SEPTEMBER 2019 FLOATING RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No.	CUSIP NO. 375558 BQ5
$

Interest.  Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of               DOLLARS ($         ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 20, 2019 and to pay interest thereon from September 21, 2017 or from the most recent September 2019 Floating Rate Notes Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 20, June 20, September 20 and December 20 in each year, commencing December 20, 2017 at the interest rate set forth below, until the principal hereof is paid or made available for payment.  The amount of interest payable for any period will be computed on the basis of a 360-day year and the actual number of days elapsed in the period.

The interest rate for the first September 2019 Floating Rate Notes Interest Period shall be the Three Month LIBOR (as defined below), as determined on September 19, 2017, plus 0.250%. The interest rate for each September 2019 Floating Rate Notes Interest Period after the first September 2019 Floating Rate Notes Interest Period will be the Three Month LIBOR, as determined on the applicable Interest Determination Date, plus 0.250%. The interest rate for the September 2019 Floating Rate Notes shall be reset quarterly on each Interest Reset Date.

The interest rate shall be reset quarterly on each Interest Reset Date. Wells Fargo Bank, National Association (herein called the “Calculation Agent”) shall determine the Three Month LIBOR in accordance with the following provisions: with respect to any Interest Determination Date, the “Three Month LIBOR” shall be the rate fixed in the London interbank market for three-month U.S. dollar deposits by ICE Benchmark Administration Limited (“ICE”) (or such other entity assuming the responsibility of ICE in calculating the London Inter-Bank Offered Rate in the event that ICE no longer does so), as such rate appears: (i) on the Bloomberg Screen BBAM Page (or any successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m., London time, on such Interest Determination Date. If the Three Month LIBOR does not appear on such information systems, the Three Month LIBOR, in respect of such Interest Determination Date, shall be determined as follows: the Company shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then the Three Month LIBOR on such Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major reference banks in New York City selected by the Company for loans in U.S. dollars to leading European banks, as selected by the Company, having a three-month maturity and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, if the Company requests quotations from banks that are not providing quotations in the manner described by this sentence, the Three Month LIBOR determined as of such Interest Determination Date shall be the Three Month LIBOR in effect on the immediately previous Interest Determination Date.

All percentages resulting from any calculation of any interest rate for this Security shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one millionths of a percentage point rounded upward (e.g., 3.876545% (or .03876545) would be rounded to 3.87655% (or .0387655)), and all U.S. dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate by the Calculation Agent shall (in the absence of manifest error) be final and binding on the Holders of Securities of this series and the Company.

Method of Payment.  The interest so payable, and punctually paid or duly provided for, on any September 2019 Floating Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the Regular Record Date for such interest, which shall be the day that is 15 days prior to the preceding September 2019 Floating Rate Notes Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication.  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global September 2019 Fixed Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF SEPTEMBER 2019 FLOATING RATE NOTE]

Indenture.  This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Seventh Supplemental Indenture dated as of September 21, 2017 (herein called the “Seventh Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000.  The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

No Optional Redemption.  The Securities of this series are not subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, prior to their Stated Maturity.

Special Mandatory Redemption.  If for any reason (i) the Acquisition is not consummated on or prior to March 27, 2018 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities of this series on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

Change of Control.  If a Change of Control Triggering Event occurs, unless the Company has redeemed the Securities as described in “Special Mandatory Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein.  In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control

Payment Date”), pursuant to the procedures required herein and described in such notice.  The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)  accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b)  deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c)  deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)           the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)           the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)           the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)           the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or (ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or  S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security.  This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies.  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the

Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners.  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous.  The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and                  hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE:  The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE:  Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

FORM OF 2019 FIXED RATE NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No.	CUSIP NO. 375558 BR3
$

Interest.  Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of               DOLLARS ($         ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 20, 2019 and to pay interest thereon from September 21, 2017 or from the most recent 2019 Fixed Rate Notes Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 20 and September 20, in each year, commencing March 20, 2018 at the interest rate of 1.850% per annum, until the principal hereof is paid or made available for payment.  The amount of interest payable for any semi-annual period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Method of Payment.  The interest so payable, and punctually paid or duly provided for, on any 2019 Fixed Rate Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 5 or

September 5 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication.  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2019 Fixed Rate Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2019 FIXED RATE NOTE]

Indenture.  This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Seventh Supplemental Indenture dated as of September 21, 2017 (herein called the “Seventh Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000.  The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption.  The Securities of this series are subject to redemption at the Company’s option,  at any time and from time to time, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 10 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third business day immediately preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Special Mandatory Redemption.  If for any reason (i) the Acquisition is not consummated on or prior to March 27, 2018 or (ii) the Merger Agreement is terminated at any time prior thereto, then the Company shall redeem all the Securities of this series on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

Change of Control.  If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described in “Optional Redemption” above or has redeemed the Securities as described in “Special Mandatory Redemption” above, the Company will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein.  In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, or cause the Trustee to send on the Company’s behalf and at the Company’s sole expense, by first class mail or in accordance with applicable depositary procedures, a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice.  The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event.  To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)  accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b)  deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c)  deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to send promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and send (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)                                 the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)                                 the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)                                  the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or

(d)                                 the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event. Notwithstanding anything herein to the contrary, no Change of Control Triggering Event will be deemed to have occurred in connection with (i) any particular Change of Control unless and until such Change of Control has actually been consummated or

(ii) any reduction in rating if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result of any event or circumstance comprised of or arising as a result of, or in respect of, a Change of Control (whether or not the Change of Control shall have occurred at the time of the reduction in rating).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company in accordance with the definition of “Rating Agencies.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or  S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies then providing a rating for such Securities on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of such Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates such Securities below Investment Grade or (y) publicly announces that it is no longer considering such Securities for possible downgrade).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security.  This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies.  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners.  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous.  The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and                  hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE:  The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE:  Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

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